FEBRUARY 28, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES DATED FEBRUARY 28, 2020:

THE HARTFORD INFLATION PLUS FUND SUMMARY PROSPECTUS

HARTFORD FIXED INCOME FUNDS PROSPECTUS

This Supplement contains new and additional information regarding The Hartford Inflation Plus Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective April 30, 2020, under the headings “Principal Investment Strategy” in the above referenced Summary Prospectus and “The Hartford Inflation Plus Fund Summary Section – Principal Investment Strategy” in the above referenced Statutory Prospectus, the first three sentences are deleted in their entirety and replaced with the following:

The Fund seeks its investment objective by investing at least 65% of its net assets in inflation-protected debt securities that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a real yield perspective consistent with total return. The Fund normally invests in the following types of inflation-protected debt securities: inflation-protected debt securities issued by the U.S. Treasury, inflation-protected debt securities issued by U.S. Government agencies and instrumentalities, and inflation-protected debt securities issued by other entities, such as foreign governments.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7518	February 2020